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                                 EXHIBIT INDEX


Exhibits
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   23          Consent  of  Independent  Accounts



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                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-20881) of Ralcorp Holdings, Inc. of our report dated June 24, 1998 appearing on page 15 of the Ralcorp Holdings, Inc. Savings Investment Plan's Annual Report on Form 11-K for the Plan year ended December 31, 1997.






PRICE WATERHOUSE LLP
St. Louis, Missouri

June  25,  1998